EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and

Shareholders of Southern Cross Acquisition II Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Southern Cross Acquisition II Corp. (the Company) as of August 27, 2026, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of August 27, 2026, in conformity with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company’s Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company is a Special Purpose Acquisition Corporation that was formed for the purpose of completing a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or entities within 12 months after consummated the initial public offering. There is no assurance that the Company will obtain the necessary approvals or raise the additional capital it needs to fund its business operations and complete any business combination, if at all. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ TAAD, LLP

We have served as the Company’s auditor since 2026.

Diamond Bar, California

September 2, 2026

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SOUTHERN CROSS ACQUISITION II CORP.
BALANCE SHEET
AS OF AUGUST 27, 2026

Asset
Current Assets
Cash	$660,417
Prepaid expenses	63,750
Total Current Assets	724,167

Non-current Asset
Cash held in Trust Account	76,717,616
Total Asset	$77,441,783

Liabilities, Ordinary Shares Subject to Possible Redemptions and Shareholders' Equity
Current Liabilities
Accrued expenses	$75,000
Due to related party	50,683
Over-allotment liability	223,645
Total Current Liabilities	349,328
Total Liabilities	349,328

Commitments and Contingencies (Note 6)

Ordinary shares, $0.0001 par value, 490,000,000 shares authorized, 7,652,630 shares subject to possible redemption, at redemption value of $10.025 per share	76,717,616

Shareholder's Equity:
Preferred shares, $0.0001 par value, 10,000,000 shares authorized, none issued and outstanding	-
Ordinary shares, $0.0001 par value, 490,000,000 shares authorized, 3,252,985 shares issued and outstanding (excluding 7,652,630 shares subject to possible redemption)(1)	325
Additional paid-in capital	680,505
Accumulated deficit	(305,991)
Total Shareholder's Equity	374,839
Total Liabilities, Ordinary Shares Subject to Possible Redemptions and Shareholder’s Equity	$77,441,783

(1)	This number includes an aggregate of up to 324,123 ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 5).

The accompanying notes are an integral part of these financial statements.

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Southern Cross Acquisition II Corp.

Notes To Financial Statements

Note 1 — Organization, Business Operation and Going Concern Consideration

Southern Cross Acquisition II Corp. (the “Company”), was incorporated on September 30, 2025. The Company is a blank check company incorporated in the Cayman Islands as an exempted company with limited liability, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization, or similar business combination with one or more businesses or entities (the “Business Combination”). To date, the Company has not selected any potential Business Combination target nor initiated any substantive discussions, directly or indirectly, with any such prospects. The Company has selected December 31 as its fiscal year end.

As of August 27, 2026, the Company had not commenced any operations. For the period from September 30, 2025, (inception) through August 27, 2026, the Company’s efforts have been limited to organizational activities as well as activities related to the IPO (as defined below). The Company will not generate any operating revenues until after the completion of a Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the IPO.

The Company’s founders include the Company’s officers, directors and Sponsor (the “Founders”). The Company’s Sponsor is Southern Cross Acquisition II Sponsor Corp., a Cayman Islands exempted company (the “Sponsor”).

On August 27, 2026, the Company consummated the Initial Public Offering (the “IPO”) of 7,652,630 units (the “Units”), which included 152,630 Units issued pursuant to the underwriters’ exercise in part of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $76,526,300. Each Unit consists of one ordinary share (a “Public Share”), including one right to receive one-fourth (1/4) of one ordinary share (a “Public Right”), and one redeemable warrant (a “Public Warrant”). Each four Public Rights entitle the holder thereof to receive one ordinary share upon the consummation of the Business Combination. Each whole Public Warrant entitles the holder thereof to purchase one ordinary share at an exercise price of $11.50 per share.

Simultaneously with the closing of the IPO, the Company consummated the sale of 224,932 units (the “Private Units”) at a price of $10.00 per Private Unit, 205,800 units to the Sponsor and 19,132 units to the underwriter, in a private placement (the “Private Placement”), generating gross proceeds of $2,249,320. The Private Units are identical to the Units sold in the IPO.

The underwriters of the IPO have been granted a 45-day option to purchase up to an additional 972,370 units offered by the Company to cover over-allotments, if any. Up to 324,123 shares of the 2,875,000 ordinary shares, par value $0.0001 per share (the “Founder Shares”) (see Note 5) held by the Sponsor will be forfeited to the extent that the underwriters’ over-allotment option is not exercised in full or in part.

Transaction costs amounted to $1,878,640, consisting of $805,000 underwriting commissions which was paid in cash at the closing date of the IPO, $515,789 of the Representative Shares (discussed below), and $557,851 of other offering costs. At the IPO closing date, cash of $557,851 was held outside of the trust account and is available for the payment of accrued offering costs and for working capital purposes.

In conjunction with the IPO, the Company issued to the underwriter 153,053 ordinary shares for no consideration (the “Representative Shares”). The fair value of the Representative Shares accounted for as compensation under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718, “Compensation – Stock Compensation” (“ASC 718”) is included in the offering costs. The estimated fair value of the Representative Shares as of the IPO date totalled $515,789.

The Company’s initial Business Combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the balance in the trust account (excluding any taxes payable on the income earned on the trust account) at the time of the execution of a definitive agreement for such Business Combination. However, the Company will only complete such Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to complete a Business Combination successfully.

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The ordinary shares subject to redemption will be recorded at a redemption value and classified as temporary equity upon the completion of the IPO, in accordance with Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” In such case, the Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the issued and outstanding shares voted are voted in favor of the Business Combination. If the Company cannot complete a Business Combination within such 12-month period, unless the Company extends such period pursuant to its amended and restated memorandum and articles of association, the Company will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company (which interest shall be net of income taxes payable, and less up to $100,000 of interest to pay liquidation expenses) divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and Board of Directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to public rights or private rights. The rights will expire worthless if the Company fails to complete a Business Combination within the 12-month time period.

Liquidity and Capital Resources

Prior to the consummation of the IPO, the Company’s liquidity needs were satisfied through advances from the Sponsor pursuant to an unsecured promissory note. On May 26, 2026, the Company issued a promissory note to the Sponsor, pursuant to which the Sponsor agreed to loan the Company up to $500,000 to fund a portion of the expenses related to the IPO. Prior to the closing of the IPO, the Company had drawn down an aggregate of $378,683 under the promissory note. In connection with the closing of the IPO on August 27, 2026, $328,000 of the outstanding balance under the promissory note was settled, and the remaining $50,683 was reclassified as due to related party and subsequently repaid to the Sponsor.

As of August 27, 2026, the Company had working capital of $374,839. Following the consummation of the IPO, the Company’s liquidity needs are expected to be satisfied through the funds held outside the Trust Account and, if necessary, Working Capital Loans (defined below) from the Company’s founders, officers and directors or their affiliates or designees.

In order to fund working capital deficiencies or finance transaction costs in connection with an initial Business Combination or to extend the Company’s life, the Company’s founders, officers and directors or their affiliates or designees may, but are not obligated to, loan the Company funds as may be required. The Working Capital Loans would be evidenced by promissory notes and would either be repaid upon consummation of the Company’s initial Business Combination, without interest, or, at the lender’s discretion, up to $3,000,000 of such Working Capital Loans may be converted upon consummation of the initial Business Combination into Working Capital Units (defined below) at a price of $10.00 per unit. If the Company does not complete an initial Business Combination, the Working Capital Loans will not be repaid. As of August 27, 2026, the Company had no borrowings outstanding under any Working Capital Loans.

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC Topic 205-40, “Presentation of Financial Statements—Going Concern,” management believes that the funds held outside the Trust Account, together with the availability of Working Capital Loans, if necessary, will be sufficient to meet the Company’s working capital needs for at least one year from the date the financial statements are issued. However, the Company is required to complete an initial Business Combination within 12 months from the closing of the IPO, unless such period is extended pursuant to the Company’s amended and restated memorandum and articles of association. If the Company is unable to complete an initial Business Combination within the required period, the Company will cease all operations except for the purpose of winding up, redeem the Public Shares and thereafter liquidate and dissolve, subject to its obligations under applicable law. The mandatory liquidation date is less than one year after the date these financial statements are issued. Accordingly, management has determined that the mandatory liquidation provision raises substantial doubt about the Company’s ability to continue as a going concern within one year after the date the financial statements are issued. The financial statements do not include any adjustments that might result from the Company’s inability to continue as a going concern.

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Note 2 — Significant accounting policies

Basis of Presentation

The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).

Emerging Growth Company Status

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart The Company’s Business Startups Act of 2012, (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

Cash consists of cash on hand and deposits placed with banks or other financial institutions and have original maturities of less than three months.

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Cash Held in Trust Account

As of August 27, 2026, the assets held in the Trust Account, amounting to $76,717,616, were held in interest bearing bank demand deposit account.

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company had no cash equivalents as of August 27`, 2026.

Offering Costs

The Company complies with the requirements of ASC 340-10-S99 and SEC Staff Accounting Bulletin (“SAB”) Topic 5A, “Expenses of Offering.” Offering costs consist principally of professional and registration fees that are directly related to the IPO. The Company allocated the proceeds from the IPO among the ordinary shares, Public Rights and Public Warrants included in the Units using the residual method, whereby the proceeds were first allocated to the Public Rights and Public Warrants based on their respective fair values, with the residual proceeds allocated to the ordinary shares. Offering costs were allocated to the underlying instruments based on the same allocation methodology. Offering costs allocated to the Public Shares were charged to temporary equity, while offering costs allocated to the Public Rights, Public Warrants and Private Placement Units were charged to shareholders’ deficit, as the Public Rights, Public Warrants and the securities underlying the Private Placement Units were classified as equity.

Share-Based Compensation

The Company accounts for share-based compensation in accordance with ASC Topic 718, Compensation—Stock Compensation (“ASC 718”). Share-based awards issued or transferred to employees, directors and nonemployees in exchange for services provided to the Company are measured based on the fair value of the awards on the grant date.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes under ASC 740, “Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company has identified Cayman Islands as its only “major” tax jurisdiction, as defined. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements.

The Company may be subject to potential examination by foreign taxing authorities in the area of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws.

The Company’s tax provision was deemed to be de minimis for the period presented. The Company is considered to be an exempted Cayman Islands Company and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States.

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Warrant and Rights Instruments

The Company accounts for the Public Warrants, Private Warrants, Public Rights and Private Rights issued in connection with the IPO and the sale of Private Placement Units in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging.” Based on its evaluation of the terms of the warrants and rights, the Company determined that such instruments qualify for equity classification. Accordingly, the warrants and rights are recorded in shareholders’ equity and are not subsequently remeasured.

Over-Allotment Liability

The underwriters’ over-allotment option is deemed to be a freestanding financial instrument indexed on the shares subject to redemption and are accounted for as a liability pursuant to FASB ASC Topic 480 since the underwriters’ over-allotment option was not exercised in full at the time of the IPO. The over-allotment liability is initially measured at fair value at IPO and subsequently remeasured at fair value through earnings until exercise or expiration.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of one cash account in a financial institution located in the United States. The Company has not experienced losses on these accounts, and management believes the Company is not exposed to significant risks. The Federal Deposit Insurance Corporation (FDIC) provides standard insurance coverage of $250,000 per insured bank for each account ownership category. As of August 27, 2026, the Company had not experienced losses on these accounts. As of August 27, 2026, the Company had deposited $660,417, with a financial institution in the United States. Of these balances $410,417 were not covered by deposit insurance. While management believes that the financial institution is of high credit quality, it also continually monitors its credit-worthiness.

Ordinary Shares Subject to Possible Redemption

The Public Shares contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, or if there is a shareholder vote or tender offer in connection with the Company’s initial Business Combination. In accordance with FASB ASC 480-10-S99, the Company classifies Public Shares subject to possible redemption outside of permanent equity as the redemption provisions are not solely within the control of the Company. The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of redeemable shares to equal the redemption value at the end of each reporting period. Immediately upon the closing of the IPO, the Company recognized the accretion from initial book value to redemption value. The change in the carrying value of redeemable shares will result in charges against additional paid-in capital (to the extent available) and accumulated deficit. Accordingly, as of August 27, 2026, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. As of August 27, 2026, the ordinary shares subject to possible redemption reflected in the balance sheet are reconciled in the following table:

Gross proceeds	$76,526,300
Less:
Proceeds allocated to Public Right and Warrants	(9,308,924)
Proceeds allocated to over-allotment option	(223,645)
Public Shares issuance costs	(1,635,460)
Plus:
Remeasurement of carrying value to redemption value	11,359,345
Ordinary shares subject to possible redemption, August 27, 2026	$76,717,616

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Recent Accounting Pronouncements

In October 2023, the FASB issued ASU 2023-06, Disclosure Improvements — codification amendments in response to SEC’s disclosure Update and Simplification initiative which amend the disclosure or presentation requirements of codification subtopic 230-10 Statement of Cash Flows—Overall, 250-10 Accounting Changes and Error Corrections— Overall, 260-10 Earnings Per Share— Overall, 270-10 Interim Reporting— Overall, 440-10 Commitments—Overall, 470-10 Debt—Overall, 505-10 Equity—Overall, 815-10 Derivatives and Hedging—Overall, 860-30 Transfers and Servicing—Secured Borrowing and Collateral, 932-235 Extractive Activities— Oil and Gas—Notes to Financial Statements, 946-20 Financial Services— Investment Companies— Investment Company Activities, and 974-10 Real Estate—Real Estate Investment Trusts—Overall. The amendments represent changes to clarify or improve disclosure and presentation requirements of above subtopics. Many of the amendments allow users to more easily compare entities subject to the SEC’s existing disclosures with those entities that were not previously subject to the SEC’s requirements. Also, the amendments align the requirements in the Codification with the SEC’s regulations. For entities subject to existing SEC disclosure requirements or those that must provide financial statements to the SEC for securities purposes without contractual transfer restrictions, the effective date aligns with the date when the SEC removes the related disclosure from Regulation S-X or Regulation S-K. Early adoption is not allowed. For all other entities, the amendments will be effective two years later from the date of the SEC’s removal. If the SEC has not removed the applicable requirements by June 30, 2027, the related amendments will not become effective. The Company is currently evaluating the impact of the update on the Company’s consolidated financial statements and related disclosures.

On November 4, 2024, the FASB issued ASU No. 2024-03, Expense Disaggregation Disclosures (“ASU 2024-03”). ASU 2024-03 amends ASC 220, Comprehensive Income to expand income statement expense disclosures and require disclosure in the notes to the financial statements of specified information about certain costs and expenses. ASU 2024-03 is required to be adopted for fiscal years commencing after December 15, 2026, with early adoption permitted. The Company is currently evaluating the impact of adopting the standard on its consolidated financial statements.

In November 2024, the FASB issued ASU 2024-04, Debt—Debt with Conversion and Other Options (Subtopic 470-20): Induced Conversions of Convertible Debt Instruments, which clarifies the accounting guidance for induced conversions of convertible debt. The amendments clarify that, to account for a settlement as an induced conversion, an inducement offer must provide at least the consideration (in form and amount) issuable under the original conversion terms, even for instruments with cash conversion features. The amendments also clarify that the guidance applies to instruments not currently convertible, provided they had a substantive conversion feature at issuance and at the time of the inducement offer. The amendments aim to improve the relevance and consistency in application of the induced conversion guidance and are effective for annual periods beginning after December 15, 2025, with early adoption permitted for entities that have adopted ASU 2020-06. The Company is currently evaluating the impact of the update on the Company’s consolidated financial statements and related disclosures.

Except as mentioned above, the Company does not believe that any recently issued but not yet effective accounting standards, if currently adopted, would have a material effect on the on the Company’s financial statements.

Note 3 —Initial Public Offering

On August 27, 2026, the Company consummated the IPO of 7,652,630 units (the “Units”), which included 152,630 Units issued pursuant to the underwriters’ exercise in part of their over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $76,526,300. Each Unit consists of one ordinary share (a “Public Share”), one right to receive one-fourth (1/4) of one ordinary share (a “Public Right”), and one redeemable warrant (a “Public Warrant”). Each four Public Rights entitle the holder thereof to receive one ordinary share upon the consummation of the Business Combination. Each whole Public Warrant entitles the holder thereof to purchase one ordinary share at an exercise price of $11.50 per share. Each Public Warrant will become exercisable on the later of (i) 30 days after the completion of an initial Business Combination and (ii) one year from the effective date of the registration statement related to the IPO, and will expire five years after the completion of the initial Business Combination or earlier upon redemption or liquidation. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. The Company has also granted the underwriters a 45-day option to purchase up to an additional 972,370 Units to cover over-allotments, if any.

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Note 4 — Private Placement

Simultaneously with the closing of the IPO, the Sponsor and the underwriter purchased 205,800 units and 19,132 units, respectively (collectively, the “Private Units”), at a price of $10.00 per Private Unit, for an aggregate purchase price of $2,058,000 and $191,320, respectively, in a private placement (the “Private Placement”). The Private Units are identical to the Units sold in the IPO. Each Private Unit consists of one ordinary share (a “Private Share”), one right to receive one-fourth (1/4) of one ordinary share (a “Private Right”), and one redeemable warrant (a “Private Warrant”). Each four Private Rights entitle the holder thereof to receive one ordinary share upon the consummation of the Business Combination, and each whole Private Warrant entitles the holder thereof to purchase one ordinary share at an exercise price of $11.50 per share. No fractional warrants will be issued upon separation of the Private Units and only whole warrants will trade. If the underwriters exercise their option to purchase up to purchase an additional 972,370 Units to cover over-allotments, up to 2,413 additional private shares will be issued to underwriters.

The Sponsor and the underwriter have agreed to waive their redemption rights with respect to their Private Units (i) in connection with the consummation of a business combination, (ii) in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial Business Combination within 12 months after the closing of this offering, and (iii) if the Company fails to consummate a Business Combination within 12 months after the closing of the IPO or if the Company liquidates prior to the expiration of the 12-month period. However, the Sponsor and the underwriter will be entitled to redemption rights with respect to any public shares held by it if the Company fails to consummate a Business Combination or liquidates within the 12-month period.

The Sponsor and the underwriter have agreed not to transfer, sell or assign the Private Units and the underlying securities until the consummation of the Company’s initial Business Combination.

Note 5 — Related Party Transactions

Founder Shares

On September 30, 2025, the Company issued 1 ordinary share of a par value of $0.0001 to Mapcal Limited, which was transferred to the Sponsor on the same without consideration. On May 26, 2026, the Company issued 2,875,000, ordinary shares as founder shares (the “Founder Shares”) to the Sponsor, for an aggregate purchase price of $25,000.

On August 27, 2026, the Sponsor transferred an aggregate of 55,000 Founder Shares to the Company’s officers and independent director nominees for aggregate consideration of $478, or approximately $0.0087 per share. The transfer consisted of 15,000 Founder Shares to Ally Tong Zhang, the director, Chairwoman and Chief Executive Officer (“CEO”) of the Company, for $130, 10,000 Founder Shares to Xin Wang, the Chief Financial Officer (“CFO”) of the Company, for $87, and 30,000 Founder Shares to three independent directors nominees, for $261. The Sponsor, above mentioned officers, and the independent director nominees are collectively referred to as the “Founders.”

The transfer of the 55,000 Founder Shares to the Company’s officers and independent director nominees was accounted for in accordance with FASB ASC Topic 718, “Compensation—Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured based on the grant-date fair value of the awards. The total fair value of the 55,000 Founder Shares transferred was approximately $184,800, or $3.36 per share.

The Founder Shares included an aggregate of up to 324,123 Founder Shares that were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full.

The Founders Shares are designated as ordinary shares and are identical to the Private Placement Shares except for the following (a) Founder Shares must be voted in favor of any proposed Business Combination and cannot vote for amendments that would prevent public shareholders from converting or selling their shares in connection with a Business Combination, (b) Founder Shares cannot be converted into cash from the Trust Account in connection with a shareholder vote to approve the initial Business Combination or amend shareholders’ rights or pre-Business Combination activity. They do not participate in liquidating distributions if a Business Combination is not consummated. (c) Founder Shares cannot be transferred, assigned, or sold until the earlier of three months after the initial Business Combination or upon certain triggering events (e.g., liquidation, merger). If the share price exceeds $12.00 for 20 out of 30 trading days period commencing at least 90 days after a Business Combination, the lock-up is released.

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Promissory Note — Related Party

On May 26, 2026, the Company issued a promissory note to the Sponsor to evidence the loan provided to the Company by the Sponsor, pursuant to which the Sponsor agreed to loan the Company up to $500,000 to pay formation costs and a portion of the expenses of the IPO. Prior to the closing of the IPO, the Company had drawn down an aggregate of $378,683 under the promissory note

This loan is non-interest bearing, unsecured and is due at the earlier of (1) June 30, 2027 or (2) the date on which the Company consummates the IPO, unless accelerated upon the occurrence of an Event of Default. In connection with the closing of the IPO on August 27, 2026, $328,000 of the outstanding balance under the promissory note was settled, and the remaining $50,683 was reclassified as due to related party and subsequently repaid to the Sponsor. As of August 27, 2026, no amount remained outstanding under the promissory note.

Working Capital Loans

In addition, in order to meet with the Company’s working capital needs following the consummation of this offering or to extend the Company’s life, the Company’s founders, officers and directors or their affiliates/designees may, but are not obligated to, loan the Company funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. The loans (the “Working Capital Loans”) would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial Business Combination, without interest, or, at the lender’s discretion, up to $3,000,000 of the notes may be converted upon consummation of our Business Combination into working capital units (the “Working Capital Units”) at a price of $10.00 per unit in addition to the convertible notes in connection with the potential extensions. The Company’s shareholders have approved the issuance of the Working Capital Units and underlying securities upon conversion of such notes, to the extent the holder wishes to convert them at the time of the consummation of our initial Business Combination. If the Company does not complete a Business Combination, the loans will not be repaid.

Extension Loans

The Founders, officers and directors, or their affiliates or designees may loan (the “Extension Loans”) the Company funds in support of its potential extension to allow additional time for the Company to complete an initial business combination, which will be evidenced in extension convertible notes, or the “extension notes,” to be repaid in cash or, at the lender’s discretion, converted into units at a price of $10.00 per unit (the “Extension Units”) at the closing of our initial business combination. The Company’s shareholders have approved the issuance of the Extension Units and underlying securities upon conversion of such extension notes, to the extent the holder wishes to convert them at the time of the consummation of our initial Business Combination. If the Company does not complete a Business Combination, the loans will not be repaid.

The Working Capital Units and Extension Units would be identical to the Private Units sold in the Private Placement. The terms of such loans by the Sponsor or its affiliates, if any, have not been determined and no written agreements exist with respect to such loans.

As of August 27, 2026, the Company had no borrowings under the Working Capital Loans and Extension Loans, respectively.

Note 6 — Commitments and Contingencies

Risks and Uncertainties

The Company’s ability to consummate a transaction may be dependent on the ability to raise equity and debt financing which may be impacted by these events, including as a result of increased market volatility, or decreased market liquidity in third-party financing being unavailable on terms acceptable to the Company or at all. The impact of this action and related sanctions on the world economy and the specific impact on the Company’s financial position, results of operations and/or ability to consummate a Business Combination are not yet determinable. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

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Registration Rights

The holders of the Founder Shares and Private Units, Working Capital Units and Extension Units and any underlying securities will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective date of this offering requiring the Company to register such securities for resale. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of the Company’s initial Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company will grant the underwriter a 45-day option from the date of Proposed Public Offering to purchase up to an additional 972,370 units to cover over-allotments, if any.

The Company paid a fixed underwriting discount of $805,000 (whether or not the over-allotment option is exercised) to the underwriters at the closing of the IPO in addition to the issuance of the Representative Shares.

Note 7 — Shareholder’s Equity

Preferred Shares

The Company is authorized to issue 10,000,000 preferred shares, with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of August 27, 2026, there were no preferred shares issued or outstanding.

Ordinary Shares

The Company is authorized to issue 490,000,000 ordinary shares, with a par value of $0.0001 per share. As of August 27, 2026, 3,252,985 ordinary shares issued or outstanding (excluding 7,652,630 shares subject to possible redemption).

On September 30, 2025, the Company issued 1 ordinary share of a par value of $0.0001 to Mapcal Limited, which was transferred to the Sponsor on the same day without consideration

On May 26, 2026, the Company issued 2,875,000, ordinary shares as founder shares (the “Founder Shares”) to the Sponsor, for an aggregate purchase price of $25,000.

On August 27, 2026, the Sponsor transferred 15,000 Founder Shares to the CEO, 10,000 Founder Shares to the CFO, and 30,000 Founder Shares to independent director nominees, for an aggregate of 55,000 Founder Shares.

The Founder Shares included an aggregate of up to 324,123 Founder Shares that were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full.

The Company issued to the underwriter 153,053 ordinary shares (the “Representative Shares”) in connection with the consummation of the IPO, including the underwriters’ exercise in full of the over-allotment option. The underwriter has agreed not to transfer, assign or sell any such shares until the completion of the Company’s initial Business Combination. In addition, the underwriter has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of the Company’s initial Business Combination or a shareholder vote to approve an amendment to the Company’s governing documents to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination; (ii) to waive its rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete its initial Business Combination within the prescribed time period; and (iii) to vote for any proposal in connection with a Business Combination or proposal to amend the then-existing memorandum and articles of association, as amended, to modify the amount of time or substance the Company has to consummate an initial Business Combination.

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The Representative Shares are subject to a lock-up for a period of 180 days immediately following the commencement of sales of the IPO pursuant to FINRA Rule 5110(e)(1). Pursuant to this FINRA lock-up, these securities cannot be sold, transferred, assigned, pledged or hypothecated or be subject to any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days from the commencement of sales of the IPO, except as permitted under FINRA Rule 5110(e)(2), including transfers to any underwriter and selected dealer participating in the offering and their officers or partners, registered persons or affiliates.

Shareholders of ordinary shares are entitled to one vote for each share held on all matters to be voted on by shareholders. Unless specified in the Company’s amended and restated memorandum and articles of association, or as required by applicable provisions of the Companies Act or applicable share exchange rules, the affirmative vote of a majority of the Company’s issued and outstanding ordinary shares that are voted at a shareholder meeting (in person or by proxy) is required to approve any such matter voted on by the Company’s shareholders. Approval of certain actions will require a special resolution under Cayman Islands law and pursuant to the Company’s amended and restated memorandum and articles of association; such actions include amending the Company’s amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company.

The Company’s board of directors will be divided into three classes, each of which will generally serve for a term of three years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. The Company’s shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefore.

Rights

Each holder of a right will automatically receive one-fourth (1/4) of one ordinary share upon consummation of the Company initial Business Combination, even if the holder of such right redeemed all ordinary shares held by it in connection with the initial Business Combination or an amendment to the Company’s amended and restated memorandum and articles of association with respect to our pre-business combination activities. In the event the Company will not be the surviving company upon completion of its initial Business Combination, each right will automatically be converted to receive the kind and amount of securities or properties of the surviving entity that each one-fourth of a share of ordinary shares underlying each right is entitled to upon consummation of the Business Combination, subject to any dissenter rights under the applicable law. No additional consideration will be required to be paid by a holder of rights in order to receive its additional ordinary shares upon consummation of an initial Business Combination. The shares issuable upon the conversion of the rights will be freely tradable (except to the extent held by the Company’s affiliates). If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary shares basis.

The Company will not issue fractional shares in connection with a conversion of rights. Fractional shares will either be rounded down to the nearest whole share or otherwise addressed in accordance with the applicable provisions of the Companies Act and any other applicable law. As a result, the holders hold rights in multiples of four in order to receive shares for all of your rights upon closing of a business combination. If the Company is unable to complete an initial business combination within the required time period and liquidate the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Additionally, in no event will be required to net cash settle the rights. Accordingly, the rights may expire worthless.

The Company shall reserve such amount of its profits or share premium in order to pay up the par value of each share issuable in respect of the rights.

As of August 27, 2026, there were 7,652,630 Public Rights and 224,932 Private Rights outstanding.

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Warrants

Each whole warrant entitles the holder to purchase one ordinary share at an exercise price of $11.50 per share, subject to adjustment pursuant to the terms of the warrant agreement. The warrants become exercisable on the later of (i) 30 days after the completion of the Company’s initial business combination and (ii) one year from the effective date of the registration statement related to the Company’s IPO, and expire five years after the completion of the initial business combination, unless earlier redeemed or liquidated.

The Company is not obligated to deliver ordinary shares pursuant to the exercise of a warrant unless a registration statement under the Securities Act covering the issuance of the ordinary shares underlying the warrants is then effective and a current prospectus relating thereto is available, subject to the Company’s obligations to use its best efforts to maintain the effectiveness of such registration statement. If a registration statement covering the ordinary shares issuable upon exercise of the warrants is not effective within 60 business days following the consummation of the initial business combination, holders may exercise the warrants on a cashless basis pursuant to an available exemption under the Securities Act.

The exercise price and redemption trigger price are subject to adjustment in certain circumstances, including if the Company issues additional ordinary shares or equity-linked securities for capital raising purposes in connection with the closing of its initial business combination at a price below $9.20 per share and specified conditions are met.

The Company may redeem the outstanding warrants, in whole and not in part, at a price of $0.01 per warrant upon not less than 30 days’ prior written notice, if the closing price of the Company’s ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading-day period ending three business days before the Company sends the notice of redemption, provided that an effective registration statement covering the ordinary shares issuable upon exercise of the warrants is available throughout the redemption period.

If the Company elects to redeem the warrants, the Company may require holders to exercise their warrants on a cashless basis. In addition, if the ordinary shares are not listed on a national securities exchange and do not qualify as “covered securities” under applicable securities laws, the Company may require holders to exercise the warrants on a cashless basis in accordance with Section 3(a)(9) of the Securities Act.

As of August 27, 2026, there were 7,652,630 Public Warrants and 224,932 Private Warrants outstanding.

Note 8 — Fair Value Measurements

Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

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Representative Shares

The fair value of the Representative Shares was approximately $515,789, or $3.37 per Representative Share, at the issuance date. In connection with the IPO, the Company agreed to issue 153,053 ordinary shares to the representative of the underwriters and/or its designees. The fair value of the Representative Shares was determined using a Black-Scholes model, adjusted for a discount for lack of marketability and the estimated probability of successfully completing an initial Business Combination. The following table presents the quantitative information regarding the significant assumptions used in the Level 3 valuation of the Representative Shares:

August 27, 2026
Underlying stock price	$8.78
Exercise price	$0.00
Volatility	15.0%
Remaining term (in year)	1.00
Risk-free rate	4.0%
Dividend yield	0.0%
Discount of lack of marketability	4.1%
Probability of completion of Business Combination	40.0%

Founder Shares

The Company established the fair value of the 55,000 Founder Shares transferred to the Company’s officers and independent director nominees using a valuation prepared by a third-party valuation firm using a Black-Scholes model. The valuation incorporated an estimated probability of successfully completing the IPO. The fair value of the Founder Shares was approximately $184,800 in the aggregate, or $3.36 per Founder Share, as of August 27, 2026. The following table presents the quantitative information regarding the significant assumptions used in the Level 3 valuation of the Founder Shares:

August 27, 2026
Underlying stock price	$8.78
Exercise price	$0.00
Volatility	15.0%
Remaining term (in years)	1.25
Risk-free rate	4.1%
Dividend yield	0.0%
Discount of lack of marketability	4.4%
Probability of completion of Business Combination	40.0%

Public Warrants

The fair value of the Public Warrants was approximately $2,601,894, or $0.34 per Public Warrant, at the issuance date. The fair value of the Public Warrants was determined using a Black-Scholes model. The Public Warrants have been classified within shareholders’ equity and will not require subsequent remeasurement after issuance. The following table presents the quantitative information regarding the significant assumptions used in the Level 3 valuation of the Public Warrants:

August 27, 2026
Underlying stock price	$8.78
Exercise price	$11.50
Volatility	10.0%
Remaining term (in years)	6.01
Risk-free rate	4.5%
Dividend yield	0.0%
Probability of completion of Business Combination	40.0%

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Public Rights

The fair value of the Public Rights was approximately $6,734,314, or $0.88 per Public Right, at the issuance date. The fair value of the Public Rights was determined using a Black-Scholes model based on the contractual terms of the Public Rights, pursuant to which each Public Right entitles the holder to receive one-fourth (1/4) of one ordinary share upon consummation of the Company’s initial Business Combination. The Public Rights have been classified within shareholders’ equity and will not require subsequent remeasurement after issuance. The following table presents the quantitative information regarding the significant assumptions used in the Level 3 valuation of the Public Rights:

August 27, 2026
Underlying stock price	$2.20
Exercise price	$0.00
Volatility	15.0%
Remaining term (in years)	1.00
Risk-free rate	4.0%
Dividend yield	0.0%
Probability of completion of Business Combination	40.0%

Over-Allotment Liability

The fair value of the over-allotment liability was approximately $223,645, or $0.23 per Unit, on August 27, 2026. The fair value of the over-allotment liability was determined using a Black-Scholes model, adjusted for a discount for lack of marketability and the estimated probability of successfully completing an initial Business Combination. The following table presents the quantitative information regarding the significant assumptions used in the Level 3 valuation of the over-allotment liability:

August 27, 2026
Underlying stock price	$10.00
Exercise price	$10.00
Volatility	15.0%
Remaining term (in years)	0.12
Risk-free rate	3.7%
Dividend yield	0.0%
Probability of completion of Business Combination	40.0%

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Note 9 — Segment

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s CODM, or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one operating segment.

The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss. The net loss is the measure of segment profit (loss) most consistent with U.S. GAAP that is regularly reviewed by the CODM to allocate resources and assess financial performance. The Company does not have an operating income and therefore, it does not have any revenue. The Company will not generate any operating revenues until after the completion of the Business Combination, at the earliest. The Company’s significant expenses were formation and operating costs. The measure of segment assets is reported on the balance sheet as total assets.

When evaluating the Company’s performance and making key decisions regarding resource allocation the CODM reviews the key metric, which is the formation and operating costs.

Formation and operating costs are reviewed and monitored by the CODM to manage and forecast cash to ensure enough capital is available to complete a Business Combination within the business combination period. The CODM also reviews formation and operating costs to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. These expenses are monitored to manage and forecast cash available to complete a Business Combination within the required period.

Note 10 — Subsequent Events

The Company’s management reviewed all material events that occurred after the balance sheet date up to the date that the financial statements were issued. Based on the review, except described below, management did not identify any subsequent events that are required disclosure in the financial statements.

On August 28, 2026, the Company repaid the outstanding balance due to the Sponsor of $50,683.

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